UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 9, 2006 (March 7, 2006)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Incentive Stock Option Grants to Certain Executive Officers

On March 7, 2006, the Compensation Committee of the Board of Directors of Momenta Pharmaceuticals, Inc. (the “Company”) approved the execution of stock option agreements with each of the following executive officers of the Company with respect to options to purchase shares of the Company’s common stock in the following amounts:

Name	Number of Shares
John E. Bishop	50,000
Richard P. Shea	18,750
Susan K. Whoriskey	18,750

Each of these options was granted under the Company’s 2004 Stock Incentive Plan, with the following terms: (i) an exercise price equal to the fair market value on the grant date, which was the last sale price on March 7, 2006, or $23.62 per share; (ii) a ten-year duration; and (iii) vesting at the rate of 6.25% at the end of each successive three-month period following the grant date of the options.  The Company’s form of Incentive Stock Option Agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Restricted Stock Grants to Certain Executive Officers

On March 7, 2006, the Compensation Committee of the Company approved the execution of restricted stock agreements with each of the following executive officers of the Company with respect to shares of the Company’s common stock in the following amounts:

Name	Number of Shares
Alan L. Crane	200,000
Steven B. Brugger	200,000
Ganesh Venkataraman	200,000

Each of these restricted stock grants were made under the Company’s 2004 Stock Incentive Plan, with the following vesting provisions: (i) 100,000 shares of common stock vest and become free from forfeiture provisions and transfer restrictions on the fourth anniversary of the grant date (i.e., March 7, 2010) and (ii) 100,000 shares of common stock vest and become free from forfeiture provisions and transfer restrictions upon the commercial launch of M-Enoxaparin in the United States by the Company (or any of the Company’s partners or collaborators), provided that such commercial launch occurs on or before March 7, 2011.  In each case, the shares of common stock issued pursuant to each restricted stock agreement described above will only vest if the recipient is an employee of the Company as of the applicable vesting date.

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Form of Incentive Stock Option Agreement for the 2004 Stock Incentive Plan (Filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 0-50797, is incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: March 9, 2006	By:	/s/ Richard P. Shea
Richard P. Shea
Chief Financial Officer (Principal Financial Officer)